© 2024 DZS – Proprietary and Confidential Networking & Connectivity Solutions Enabling Broadband Everywhere Company and Financial Report 9.10.2024

© 2024 DZS – Proprietary and Confidential Forward-Looking Statements During the course of this presentation, we will provide projections and other forward-looking statements regarding future events or the future financial performance of DZS Inc., including expectations concerning our business strategy. Such statements are only current expectations and actual events or results may differ materially. We refer you to the DZS filings with the SEC, particularly our most recent Reports on Form 10-K, Form 10-Q, and Form 8-K. These documents identify important risk factors that could cause actual results to differ materially from our projections other forward-looking statements. We will also present financial metrics on a ‘non-GAAP’ basis. These items, together with the corresponding GAAP numbers and a reconciliation to GAAP, are contained in this presentation and the related earnings press releases on our website at www.dzsi.com.

© 2024 DZS – Proprietary and Confidential Key Messages § Strategic - April, 2024: Divestiture of Asia business aligned with GTM strategy focused on North America, EMEA, and ANZ and among other reasons to reduce exposure to low margin landscape and foreign exchange - June, 2024: Acquisition of NetComm to expand Connectivity portfolio with new category- defining new Fiber Extension, Fixed Wireless Access, and Home Broadband solutions § Financial Filings - All restated and delayed periodic reports filed and current. These reports include NetComm’s two-year audited financials and DZS + NetComm proforma financial analysis - DZS trading on the OTC Market Exchange (DZSI) - 1H 2024 revenue declined by 22% on a continuing operations perspective resulting from an over-rotation of inventory and due to the timing of numerous technology trial completion. § Cost Savings and Inventory Working Capital Value - 1H24 Operating Cost were favorable by $14M year-over year - Expected sales synergies from newly acquired NetComm Wireless business during 2H24 and 2025 - $75 million dollars of paid inventory expected to deliver free cash flow during 2H24 and 2025 § Outlook - Expect double digit revenue growth during the 2H24 compared to 1H23 and a return to normal investment cycle in 2025 - Strategic customer projects, technology trials and RFP activity remain strong creating expedited momentum for 2H24 and into 2025

© 2024 DZS – Proprietary and Confidential Headquarters: Dallas, Texas Company Overview Founded: 1999 Enabling High-Speed, Intelligent and Secure Broadband Solutions

© 2024 DZS – Proprietary and Confidential History of Innovation and Transformation Founded 1999 IPO 2003 2006 Launched GPON 2019 Launched Mobile FHG New Management 2020 2022 Acquired 2021 Launched XGS-PON Acquired 2001 Acquired Access Node 2024 Launched 400G Optical Edge Divested Asia 2016 Acquired 2005 Acquired Acquired Acquired Developing 50G PON WiFi 7 Edge AI FWA Slicing 2025+

© 2024 DZS – Proprietary and Confidential Broadband Everywhere Rural Environments Urban Environments $75B IoT device revenue by 2025 Source: Statista 55% mobile data traffic CAGR 2023-2030 Source: Cisco VR/AR/XR requires 10-500 Gbps per instance Source: Cisco 2x AI software revenue growth over next 3 years Source: Infopulse 17% PON growth 2023-2026 Source: Omdia Home broadband exceeding 1G by 2028 Source: RVA LLC $100 billion of broadband stimulus Source: DZS Analysis Optical edge growth driven by HSI and 5G Source: Omdia 39% 5G FWA growth 2024-2030 Source: Exactitude

© 2024 DZS – Proprietary and Confidential Broadband Access Portfolio PON DPU Muxponder 25G / 100G / 400G DWDM ROADM 5G Optical Transport Fiber Broadband Fiber Extension Fixed Wireless OLT Software Defined Network and Cloud Management

© 2024 DZS – Proprietary and Confidential The DZS Difference Customer-First Customer Prioritization § Commitment to lowest OPEX and TCO § Agile use-case focused engineering § Customer-responsive engineering / software § Fastest time-to-market § Champion for self-install § Innovation Advisory Board § ESG compliant § BABA-ready solutions Relationships Business Alignment & Partnership § Geographically focused: Americas | EMEA | ANZ § Recurring software licensing § Relentless pursuit of excellence § Clear “Edge” vision § Partner aligned solutions § Intimate customer relationships § Right-sized company: Executive access & influence § World-class support / services Innovation Network Edge, Connectivity & Cloud Software Differentiation § Platforms architected for the emerging Network Edge § Connectivity solutions that bring gigabit to everyone, everywhere § AI-driven Cloud Software that enhances agility & experience § Open, standards-based § Software-defined architecture § Future-ready platforms § Environmentally hardened § E2E value / Open flexibility

© 2024 DZS – Proprietary and Confidential The DZS Advantage Vendor- agnostic Network Automation Performance at Scale Modular Form Factors Technical Support Open, Standards Based and Easy to Integrate Lowers Operating and Capital Cost Platforms and Systems architected to Future Proof OLT and Optical Platforms and Systems designed to allow seamless scaling flexibility 7x24 Customer Care and Trusted Advice

© 2024 DZS – Proprietary and Confidential 1H 2024 Financial Performance

© 2024 DZS – Proprietary and Confidential 1H Profitability Improvement 1H 24 Revenue $58.7 M -21.7% y-o-y 1H 24 Adj. Gross Profit 39.8% +174 bps y-o-y 1H 24 Adj. Opex $34.5 M -28.6% y-o-y 1H 24 Adj. EBITDA -$11.1 M +43.8% y-o-y - 10.0 20.0 30.0 40.0 50.0 60.0 70.0 80.0 1H'23 1H'24 Revenue (millions) - 5.0 10.0 15.0 20.0 25.0 30.0 1H'23 1H'24 Gross Profit (millions) (25.0) (20.0) (15.0) (10.0) (5 .0) - 1H'23 1H'24 Adjusted EBITDA (millions) Jun 30 24 RPOs $167.3M +21.4% y-o-y All figures represent results from continuing operations

© 2024 DZS – Proprietary and Confidential Networking, Cloud Software and Services 74.7% 25.3% 1H’23 Revenue Mix Access Networking Infrastructure Cloud Software & Services 74.6% 25.4% 1H’24 Revenue Mix Access Networking Infrastructure Cloud Software & Services 53.5%44.1% 1H’23 Regional Mix Americas EMEA Asia/ANZ 49.6% 43.1% 1H’24 Regional Mix Americas EMEA Asia/ANZ 7.3%2.4% Revenue Mix • Access Networking represented 75% of total revenue in 1H 2024 and prior year • Americas revenue represented 50% of total revenue in 1H 2024 and 54% for 1H 2023 • EMEA revenue represented 43% of total revenue in 1H 2024 and 44% for 1H 2023 • Asia/ANZ revenue represented 7% of total revenue in 1H 2024 All figures represent results from continuing operations

© 2024 DZS – Proprietary and Confidential Working Capital Weighted Toward Paid Inventory § Accounts receivable aligned with sales volume and collection improvements § Accounts Payable increased due to restatement costs § Inventory as of June 30 includes $47M of acquired NetComm inventory Working Capital Metrics 110 115 120 125 130 135 Dec 31 '23 Jun 30 '24 DSO 0 0.2 0.4 0.6 0.8 1 1.2 Dec 31 '23 Jun 30 '24 Inventory Turns 0 10 20 30 40 50 60 70 80 90 Dec 31 '23 Jun 30 '24 Working Capital A/R A/P Inventory

© 2024 DZS – Proprietary and Confidential GAAP to Non-GAAP Reconciliation

© 2024 DZS – Proprietary and Confidential Non-GAAP Measures To supplement DZS’s consolidated financial statements presented in accordance with GAAP, DZS reports Adjusted Cost of Revenue, Adjusted Gross Margin, Adjusted Operating Expenses, Adjusted Operating Income (Loss), Adjusted Net Income (including on a per share basis), EBITDA, and Adjusted EBITDA, which are non-GAAP measures DZS believes are appropriate to provide meaningful comparison with, and to enhance an overall understanding of, DZS’s past financial performance and prospects for the future. DZS believes these non-GAAP financial measures provide useful information to both management and investors by excluding specific items that DZS believes are not indicative of core operating results. These items share one or more of the following characteristics: they are unusual and DZS does not expect them to recur in the ordinary course of its business; they do not involve the expenditure of cash; they are unrelated to the ongoing operation of the business in the ordinary course; or their magnitude and timing is largely outside of the Company’s control. Further, each of these non-GAAP measures of operating performance are used by management, as well as industry analysts, to evaluate operations and operating performance and are widely used in the telecommunications and manufacturing industries. Other companies in the telecommunications and manufacturing industries may calculate these metrics differently than DZS does. The presentation of this additional information is not meant to be considered in isolation or as a substitute for measures of financial performance prepared in accordance with GAAP. DZS defines Adjusted Cost of Revenue as GAAP Cost of Revenue less (i) depreciation and amortization, (ii) stock-based compensation, (iii) restructuring charges, including freight charges and other elevated inventory related costs directly related to the transition to a contract manufacturer, and (iv) the impact of material transactions or events that we believe are not indicative of our core product cost and are not expected to be recurring in nature. We believe Adjusted Cost of Revenue provides the investor more accurate information regarding the actual cost of our products and services, excluding the impact of costs of revenue that are not routine components of our core product cost, for better comparability of our costs of revenue between periods and to other companies. DZS defines Adjusted Gross Margin as GAAP Gross Margin less (i) depreciation and amortization, (ii) stock-based compensation, (iii) restructuring charges, including freight charges and other elevated inventory related costs directly related to the transition to a contract manufacturer, and (iv) the impact of material transactions or events that we believe are not indicative of our core operating performance and are not expected to be recurring in nature. We believe Adjusted Gross Margin provides the investor more accurate information regarding our core profit margin on sales, excluding the impact of cost of revenue that are not routine components of our core product cost, for better comparability of gross margin between periods and to other companies. DZS defines Adjusted Operating Expenses as GAAP operating expenses plus or minus (as applicable) (i) depreciation and amortization, (ii) stock-based compensation, and (iii) the impact of material transactions or events that we believe are not indicative of our core operating performance, such as acquisition costs, restructuring and other charges, including termination related benefits, headquarters and facilities relocation, executive transition, bad debt expense primarily related to a large customer in India, goodwill and long lived assets impairment, restatement related costs, and legal costs related to certain litigation, each of which is not expected to be recurring in nature. We believe Adjusted Operating Expenses provides the investor more accurate information regarding our core operating expenses, which include research and development costs, selling, general and administrative costs, and amortization of intangible assets, excluding the impact of charges that are not routine components of our core operating expenses, for better comparability between periods and to other companies.

© 2024 DZS – Proprietary and Confidential DZS defines EBITDA as Net Income (Loss) plus or minus (as applicable) (i) interest expense, net, (ii) income tax provision (benefit), and (iii) depreciation and amortization expense. DZS defines Adjusted Operating Income (Loss), or Adjusted EBITDA, as GAAP Operating Income (Loss) plus or minus (as applicable) (i) depreciation and amortization, (ii) stock-based compensation, and (iii) the impact of material transactions or events that we believe are not indicative of our core operating performance, such as acquisition costs, restructuring and other charges, including termination related benefits, headquarters and facilities relocation, executive transition, bad debt expense primarily related to a large customer in India, goodwill and long lived assets impairment, restatement related costs, and legal costs related to certain litigation, each of which is not expected to be recurring in nature. We believe Adjusted Operating Income (Loss) provides the investor more accurate information regarding our core operating Income (Loss), excluding the impact of charges that are not routine components of our core operating expenses, for better comparability between periods and to other companies. The DZS definition of Adjusted Operating Income (Loss) equates to the DZS definition of Adjusted EBITDA. DZS defines Non-GAAP Net Income (Loss) as GAAP Net Income plus or minus (as applicable) (i) depreciation and amortization, (ii) stock-based compensation, (iii) the impact of material transactions or events that we believe are not indicative of our core operating performance, such as acquisition costs and bargain purchase gain, restructuring and other charges, including termination related benefits and restructuring charges, including freight charges and other elevated inventory related costs directly related to the transition to a contract manufacturer, headquarters and facilities relocation, executive transition, bad debt expense primarily related to a large customer in India, goodwill and long lived assets impairment, debt extinguishment, restatement related costs, and legal costs related to certain litigation, each of which is not expected to be recurring in nature, (iv) unrealized foreign exchange gains and losses, (v) a non-GAAP income tax benefit (provision) based on an estimated tax rate applied against forecasted annual non-GAAP income and (vi) the tax effect of non-GAAP adjustments to Adjusted Net Income and Adjusted EPS. DZS determines non-GAAP income taxes by computing an annual rate for the Company and applying that single rate (rather than multiple rates by jurisdiction) to its consolidated quarterly results. For 2024, the non-GAAP income tax rate was -5.8% and for 2023 the rate was 18.1%. DZS expects that this methodology will provide a consistent rate throughout the year and allow investors to better understand the impact of income taxes on its results. Due to the methodology applied to its estimated annual tax rate, the Company’s estimated tax rate on non-GAAP income will differ from its GAAP tax rate and from its actual tax liabilities. DZS believes Non-GAAP Net Income (Loss) provides the investor more accurate information regarding our core income, excluding the impact of charges that are not routine components of our core product cost or core operating expenses, for better comparability between periods and to other companies. Non-GAAP Measures

© 2024 DZS – Proprietary and Confidential Unaudited Reconciliation of GAAP to Non-GAAP Results Cost of Revenue Gross Profit Gross Margin Percentage Operating Expenses Operating Income (Loss) Net Income (Loss) Net Income (Loss) per Diluted Share GAAP amount 35,681$ 23,052$ 39.2% 51,110$ (28,058)$ 9,538$ 0.25$ Adjustments to GAAP amounts: Depreciation and amortization (142) 142 0.2% (3,035) 3,177 3,177 0.08 Stock-based compensation (76) 76 0.1% (4,366) 4,442 4,442 0.12 Restructuring and other charges (118) 118 0.2% (244) 362 362 0.01 Acquisition costs (910) 910 910 0.02 Litigation and restatement (7,416) 7,416 7,416 0.20 Amortization of capitalized costs (606) 606 606 0.02 Bargain purchase gain - - (41,544) (1.10) Unrealized foreign exchange (gains) losses 561 0.01 Non-GAAP adjustments to tax rate 1,374 0.04 Tax effect on Non-GAAP adjustments (1,396) (0.04) Adjusted (Non-GAAP) amount 35,345$ 23,388$ 39.8% 34,533$ (11,145)$ (14,554)$ (0.39)$ Six Months Ended June 30, 2024 - Continuing Operations

© 2024 DZS – Proprietary and Confidential Cost of Revenue Gross Profit Gross Margin Percentage Operating Expenses Operating Income (Loss) Net Income (Loss) Net Income (Loss) per Diluted Share GAAP amount 47,805$ 27,185$ 36.3% 65,695$ (38,510)$ (42,639)$ (1.37)$ Adjustments to GAAP amounts: Depreciation and amortization (187) 187 0.2% (3,314) 3,501 3,501 0.11 Stock-based compensation (626) 626 0.8% (7,143) 7,769 7,769 0.25 Restructuring and other charges (557) 557 0.7% (4,746) 5,303 5,303 0.17 Acquisition costs (335) 335 335 0.01 Executive transition 2 (2) (2) - Litigation and restatement (476) 476 476 0.01 Amortization of capitalized costs (527) 527 527 0.02 Bad debt expense, net of recoveries (260) 260 260 0.01 Long lived assets impairment (499) 499 499 0.02 Unrealized foreign exchange (gains) losses 189 0.01 Non-GAAP adjustments to tax rate 10,678 0.34 Tax effect on Non-GAAP adjustments (3,415) (0.11) Adjusted (Non-GAAP) amount 46,435$ 28,555$ 38.1% 48,397$ (19,842)$ (16,519)$ (0.53)$ Six Months Ended June 30, 2023 - Continuing Operations Unaudited Reconciliation of GAAP to Non-GAAP Results

© 2024 DZS – Proprietary and Confidential Let's stay connected company/dzsi @dzs_innovation @DZS_Innovation dzsi.com